Securities Act File No. 33-73140


                         PILGRIM VARIABLE PRODUCTS TRUST

                         SUPPLEMENT DATED MARCH 19, 2002
                   TO THE CLASS S PROSPECTUS DATED MAY 1, 2001

      CHANGE IN INVESTMENT STRATEGY OF THE PILGRIM VP CONVERTIBLE PORTFOLIO

     Effective March 1, 2002, the following disclosure will replace the disclosure under "Pilgrim VP Convertible Portfolio -- Investment Strategy" on page 20 of the Prospectus:

     Under normal conditions, the Portfolio invests at least 80% of its assets in convertible securities. Convertible securities are generally preferred stock or other securities, including debt securities, that are convertible into common stock. The Portfolio emphasizes companies with market capitalizations above $500 million. The convertible debt securities in which the Portfolio invests may be rated below investment grade (high risk instruments), or, if not rated, may be of comparable quality. There is no minimum credit rating for securities in which the Portfolio may invest. Through investments in convertible securities, the Portfolio seeks to capture the upside potential of the underlying equities with less downside exposure.

     The Portfolio may also invest up to 20% of its total assets in common and nonconvertible preferred stocks, and in nonconvertible debt securities, which may include high yield debt (commonly known as junk bonds) rated below investment grade, or of comparable quality if unrated. The Portfolio may also invest in securities issued by the U.S. government and its agencies and instrumentalities. Most but not all of the bonds in which the Portfolio invests have a remaining maturity of 10 years or less, or, in the case of convertible debt securities, have a remaining maturity or may be put back to the issuer in 10 years or less.

     In evaluating convertible securities, the Portfolio's Adviser evaluates each security's investment characteristics as a fixed income instrument as well as its potential for capital appreciation.

     In analyzing specific companies for possible investment, the Adviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The Adviser usually considers whether to sell a particular security when any of those factors materially changes.

     The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 30% of its total assets.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE